Great Lakes Dredge & Dock BB&T C&I Conference Growing Through Opportunities April 7, 2011 Exhibit 99.1

Safe Harbor
This presentation includes “forward-looking” statements within the meaning of Section 27A of the
Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, the Private Securities
Litigation Reform Act of 1995 or in releases made by the SEC, all as may be amended from time to time.  Such statements include declarations regarding the intent, belief, or current expectation of the Company and its management.  The Company cautions that any such forward-looking statements are not guarantees of future performance, and involve a number of risks, assumptions and uncertainties that could cause actual results of the Company and its subsidiaries, or industry results, to differ materially from those expressed or implied by any forward-looking statements contained herein, including, but not limited to, as a result of the factors, risks and uncertainties described in other securities filings of the Company made with the SEC, such as the Company’s most recent Report on Form 10-K.  You should not place undue reliance upon these forward-
looking statements.  Forward-looking statements provided herein are made only as of the date hereof or as a specified date herein and the Company does not have or undertake any obligation to update or revise them, unless required by law.

April 2011
Growing Through Opportunities

Who is Great Lakes Dredge & Dock Corporation?

Avalon & Sea Isle Beach Nourishment
Oresund Bridge – International land reclamation
Jacksonville, FL Harbor Deepening
Hunters Point Waterfront Park
Dredge Florida Cutterhead
Growing Through Opportunities
April 2011

Great Lakes Highlights
• Significant growth since 2006
•
Revenue - three-year CAGR of 10.0%
•
EBITDA - three-year CAGR of 21.4%
• Significant investment in PP&E of $140M since 2006
•
Purchased four dredging vessels in 2007 as well as built a piece of ancillary equipment
•
Upgraded dredge Ohio into world-class cutter suction dredge
• Decreased Net Debt / EBITDA from 6.4x at 12/31/05 to 1.3x at
12/31/10
•
Over $48M in cash on hand at year-end – increase in 2011 as result of refinancing of notes
•
Over $145M of availability on revolving credit facility

Growing Through Opportunities
April 2011

Management Team

Board member since December 2006
Former Managing Director and Co-head of Corporate Finance for Navigant Consulting, Inc
Former partner at KPMG, LLP and past National Partner in charge of Corporate Finance at
KPMG
Jonathan Berger
Chief Executive
Officer and Director
Board member since December 2006
Significant institutional knowledge as Senior Vice President, CFO and Treasurer of Great
Lakes from 1991 to 1999
Private real estate investor and independent consultant since April 1999
Bruce Biemeck
President and Chief
Financial Officer,
Director
Growing Through Opportunities
April 2011
David Simonelli
President of Dredging
Operations
Served as Chief Site Manager from 2007 to February 2009 and Senior Vice President from
February 2009 to April 2010
Joined Great Lakes in 1978 as a Project Engineer, and has served the Company in various roles since that time
Member of the Hydrographic Society, the Western Dredging Association and the American
Society of Civil Engineers

Acquisition of L.W. Matteson
On December 31, 2010, Great Lakes acquired the assets of L.W. Matteson
L.W. Matteson is a leading inland dredging and marine construction contractor
– Serves four primary markets in the U.S. including: Inland Levee and
Construction, Inland Maintenance Dredging, Environmental and Habitat
Restoration, and Inland Lake Dredging
The purchase price was $45 million, with $37.5 million paid at closing and a note payable to the seller of $7.5 million (approximate EBITDA multiple of 3.0x)
L.W. Matteson has experienced strong growth and provides Great Lakes with a platform to enter new markets

Growing Through Opportunities
April 2011

Strategy
• New Strategy (in formulation stage)
• Must develop a risk-based growth strategy
which takes advantage of our many strengths
• Complex engineering
• Maritime construction knowledge
• Project management
• Extensive and versatile fleet
• Strong balance sheet
• Areas to explore
• Domestic dredging markets in which we
do not participate
• International dredging
• Environmental services
• Other maritime and Jones Act related
business
• Aggregate mining and sales
• Specialty construction
• Historical Strategy (through Private Equity ownership)
• Ride the cyclical wave of domestic dredging, pay down debt and opportunistically take advantage of international markets

Growing Through Opportunities
April 2011

Significant Opportunities to Grow
U.S. Port Deepening
Post Panama Canal
Deepening
Harbor Maintenance
Trust Fund
Environmental
Services/Dredging
Gulf Coast Restoration
International
Levee Repairs

Growing Through Opportunities
April 2011

Dredging Innovative Civil Engineering Solutions Since 1890 9 Growing Through Opportunities April 2011

Domestic Dredging Market 10 Growing Through Opportunities April 2011

Foreign Dredging Market 11 Growing Through Opportunities April 2011

Dredging Overview
Deepening ports, land reclamation, and
excavation of underwater trenches
Maintenance
Maintaining depth of shipping channels
•
Army Corps of Engineers (Largest)
•
Port authorities
•
State and local governments
•
Foreign governments
•
Prime contractors on turn-key projects
•
Private entities (e.g., oil companies, utilities)
Customers
Beach Nourishment
Creating and rebuilding beaches
Capital

Growing Through Opportunities
April 2011

Large and Flexible Fleet in U.S and International Markets
Types of Dredges
Hydraulic
•
20 Vessels: 16 U.S., 4 Middle East
(19 U.S. flagged)
•
Including the only two large electric
cutterhead dredges available in the
U.S. for environmentally sensitive
regions requiring lower emissions
Hopper
• 10 Vessels: 4 U.S., 5 Middle
East, 1 Brazil (4 U.S. flagged)
• Highly mobile, able to operate in
rough waters
• Little interference with other
ship traffic
Mechanical
•
5 Vessels: All U.S  (All U.S. flagged)
• Operates one of two environmentally
friendly electric clamshell dredges in
the U.S.
• Maneuverability in tight areas such
as docks and terminals
Estimate fleet replacement cost in excess of $1.5 billion in current market
25 Material Transportation Barges and Over 160 Other Specialized Support Vessels
Dredge Texas at Boca Raton Dredge Liberty Island at Melbourne
Beach
Dredge GL 55 at Upper Chesapeake

Growing Through Opportunities
April 2011

Our Intellectual Property and Human Capital are a Competitive Advantage 14 Growing Through Opportunities April 2011

Industry and Company Overview 15 Growing Through Opportunities April 2011

Attractive Catalysts in the Dredging Market
• Maintenance Dredging
• Harbor Maintenance Trust Fund legislation passage could add $500M to the
Company’s bid market
• Panama Canal expansion leads to U.S. port deepening
• Coastal Restoration throughout Gulf Area
• Levee repair/replacement throughout U.S.
Bayou Dupont, LA
Coastal Restoration
Dredge California and GL 55 at Pass a Loutre
Coastal Restoration

Growing Through Opportunities
April 2011

(in millions)
Three Year Average FY 2009 FY 2010
Bid Market Size $325 $310 $356*
GLDD Revenue $219 $203 $301
Domestic Dredging Industry Demand Drivers
Capital
• U.S. ports 5'–10' shallower vs. foreign ports
• Domestic port development required to
support larger, deeper draft ships
• Long-term funding for wetland and coastal marshes
• Other port development
Berm construction off Louisiana coast
17
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April 2011
*Note: The 2010 bid market excludes dredging work related to the construction of sand berms off the coast of Louisiana

(in millions)
Three Year Average FY 2009 FY 2010
Bid Market Size $127 $183 $ 76
GLDD Revenue $ 77 $ 62 $106
Domestic Dredging Industry Demand Drivers
Beach Nourishment
• Storm activity/natural erosion
• Growing population in coastal communities
• 22 of the 25 most densely populated U.S. counties are
coastal
• Importance of beach assets to recreation and local tourism industry
• Anticipate robust market opportunities in next 12 months
Melbourne Beach

Growing Through Opportunities
April 2011

(in millions)
Three Year Average FY 2009 FY 2010
Bid Market Size $478 $645 $444
GLDD Revenue $130 $175 $119
Domestic Dredging Industry Demand Drivers
Maintenance
• Corps of Engineers’ goal is to reach 95% of U.S. port operating capacity
• Natural sedimentation and volatile weather
• New capital projects increase need for ongoing maintenance
• 57% of 2009 domestic bid market was maintenance work
Dredge 54 at NYCT Berth

Growing Through Opportunities
April 2011

(in millions)
Three Year Average FY 2009 FY 2010
GLDD Revenue $130 $134 $ 83
Great Lakes is Well Positioned to Compete Globally
International
• International projects tend to be larger/ longer duration vs. domestic projects
• Middle East has been a strong market historically, and is expected to provide good opportunities in the future
• Upgrade of the dredge Ohio completed at the end of 2010. Will allow us to meet future demand anticipated in Middle East
• Deepening project in Brazil began in September
• Strong market ahead in Brazil
Reem Island at Port of Natal, Brazil

Growing Through Opportunities
April 2011

Largest Provider of Dredging
28%
10%
8%
21%
33%
Foreign
Capital
Maintenance
Beach
Demolition
2009 REVENUE BY WORK TYPE
$622 million
8%
9%
47%
7%
29%
Great Lakes
Norfolk
Weeks
Manson
Other
2009 DOMESTIC DREDGING BID MARKET
SHARE
Domestic Bid Market: $1,137 million
44%
17%
16%
11% 12%
Foreign
Capital
Maintenance
Beach
Demolition
2010 REVENUE BY WORK TYPE
$687 million
12%
4%
24%
4%
30%
26%
Great Lakes
Norfolk
Weeks
Manson
Don Jon
Other
2010 DOMESTIC DREDGING BID MARKET
SHARE
Domestic Bid Market: $875 million

Growing Through Opportunities
April 2011

(in millions)
Three Year Average FY 2009 FY 2010
Demolition Revenue $ 76 $ 48 $ 78
Demolition Services - The Preferred Demolition Contractor in New England
NASDI and Yankee Environmental Services
• Major U.S. provider of commercial and industrial demolition services;
primarily in New England
• Purchased Yankee in 2009; able to offer removal of asbestos and hazardous materials
• Successfully gaining foothold in New York market over last year
• Strong bonding capacity
• Currently expanding into new domestic markets with contract awarded in Louisiana
Massachusetts Mental Health Hospital

Growing Through Opportunities
April 2011

Financial Highlights 23 Growing Through Opportunities April 2011

Financial Performance
0
100
200
300
400
500
600
700
$800
2006 2007 2008 2009 2010
Capital Maintenance Beach Foreign Demolition
$52.6
$57.5
$55.9
$103.0
$77.6
9.5%
15.0%
12.5%
12.3%
11.1%
(20)
0
20
40
60
80
100
$120
2006 2007 2008 2009 2010
0.0%
4.0%
8.0%
12.0%
16.0%
20.0%
Dredging Demolition % EBITDA Margin
ANNUAL REVENUE
3 year CAGR = 10.0%
ANNUAL EBITDA
(a)
3 year CAGR = 21.4%
(a) EBITDA represents net income (loss), adjusted for net interest expense, income taxes, depreciation and amortization expense. Please see reconciliation of
Net Income to EBITDA at the end of this presentation.
Note: Great Lakes went public in December 2006
($ in millions)
$426.0
$515.8
$586.9
$622.2
$686.9

Growing Through Opportunities
April 2011

Improved Financial Flexibility
$25.7
$44.5
$111.0
(a)
$29.8
$12.7
$66.0 (b)
0.0
20.0
40.0
60.0
80.0
100.0
$120.0
2005 2006 2007 2008 2009 2010
Maintenance Growth
6.4x
3.6x
3.3x
3.7x
2.4x
1.3x
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0x
2005 2006 2007 2008 2009 2010
Net Debt / EBITDA
(a) Growth capital expenditures during the year of 2007 includes the purchase of four vessels.
(b) Includes $14.6m related to the upgrade of the dredge Ohio and $36m related to Matteson acquisition
CAPEX LEVERAGE
($ in millions)

Growing Through Opportunities
April 2011

0
100
200
300
400
500
12/31/2006 12/31/2007 12/31/2008 12/31/2009 12/31/2010
Capital Maintenance Beach
Foreign Demolition Rivers & Lakes
$
Backlog
BY SEGMENT
$364
$382
$385 (a)
$360
$369
(a) Foreign backlog at December 31, 2008 has been adjusted for the portion of the Diyar contract that became an option pending award in the first quarter of 2009
($ in millions)

Growing Through Opportunities
April 2011

Investment Highlights
• Attractive near and long-term catalysts in U.S dredging market
• Harbor Maintenance Trust Fund secures funding for long-term maintenance demand
• Other sources of dredging demand include coastal restoration, port deepening and port development and levee repair/replacement
• Strong financial performance and improved financial flexibility
• Revenue – 3 year CAGR 10%, EBITDA – 3 year CAGR 21.4%
• EBITDA growth from $45.1 million in 2005 to $103.0 million in 2010
• Decreased Net Debt / EBITDA from 6.4x in 2005 to 1.3x in 2010
• International Presence
• Only U.S. dredger with significant foreign presence
• Flexible fleet enables repositioning of vessels as necessary
• Demonstrated record of successful project completion never having failed to complete a project
• Expanding demolition business
• Opportunistic acquirer of dredging assets

Growing Through Opportunities
April 2011

Appendix 28 Growing Through Opportunities April 2011

Reconciliation of Net Income to EBITDA
$103.0
34.3
20.6
13.5
$34.6
2010
$52.6
25.1
1.0
24.3
$2.2
2006
$57.5
26.5
6.4
17.5
$7.1
2007
$77.6
33.0
11.0
16.1
$17.5
2009
$55.9
30.1
3.8
17.0
$5.0
2008
Depreciation and Amortization
($ in millions)
Net Income Attributable to Great Lakes Dredge &
Dock Corporation
Interest Expense
Income Tax Expense
EBITDA

Growing Through Opportunities
April 2011

0
20
40
60
80
100
120
140
12/31/2006 12/31/2007 12/31/2008 12/31/2009 12/31/2010
GLDD ORN STRL GVA
Stock Performance
Initial Investment $100
*Note: ORN, STRL, and GVA were selected as GLDD’s three closest peers

Growing Through Opportunities
April 2011

Stock Performance
Initial Investment $100

50
60
70
80
90
100
110
120
130
140
12/31/2006 12/31/2007 12/31/2008 12/31/2009 12/31/2010
GLDD Peers NASDAQ Russel 2K
31
Growing Through Opportunities
April 2011